Debt Obligations	12 Months Ended
Dec. 31, 2012
Debt Obligations [Abstract]
Debt Obligations
    DEBT OBLIGATIONS:
Our debt obligations consist of the following:

	December 31,
	2012	2011
Parent Company Indebtedness:
ETE Senior Notes, due October 15, 2020	$1,800	$1,800
ETE Senior Secured Term Loan, due March 26, 2017	2,000	—
ETE Senior Secured Revolving Credit Facility	60	72
Other	19	1
Unamortized premiums, discounts and fair value adjustments, net	(34)	(1)
	3,845	1,872
Subsidiary Indebtedness:
ETP Debt

5.65% Senior Notes due August 1, 2012	—	400
6.0% Senior Notes due July 1, 2013	350	350
8.5% Senior Notes due April 15, 2014	292	350
5.95% Senior Notes due February 1, 2015	750	750
6.125% Senior Notes due February 15, 2017	400	400
6.7% Senior Notes due July 1, 2018	600	600
9.7% Senior Notes due March 15, 2019	400	600
9.0% Senior Notes due April 15, 2019	450	650
4.65% Senior Notes due June 1, 2021	800	800
5.20% Senior Notes due February 1, 2022	1,000	—
6.625% Senior Notes due October 15, 2036	400	400
7.5% Senior Notes due July 1, 2038	550	550
6.05% Senior Notes due June 1, 2041	700	700
6.5% Senior Notes due February 1, 2042	1,000	—
ETP $2.5 billion Revolving Credit Facility due October 27, 2016	1,395	314
Other	—	81
Unamortized premiums, discounts and fair value adjustments, net	(14)	(2)
	9,073	6,943
Panhandle Debt
6.05% Senior Notes due August 15, 2013	250	—
6.2% Senior Notes due November 1, 2017	300	—
7.0% Senior Notes due June 15, 2018	400	—
8.125% Senior Notes due June 1, 2019	150	—
7.0% Senior Notes due July 15, 2029	66	—
Term Loan due February 23, 2015	455	—
Unamortized premiums, discounts and fair value adjustments, net	136	—
	1,757	—
Regency Debt
9.375% Senior Notes due June 1, 2016	162	250
6.875% Senior Notes due December 1, 2018	600	600
6.5% Senior Notes due July 15, 2021	500	500
5.5% Senior Notes due April 15, 2023	700	—
Regency Revolving Credit Facility	192	332
Unamortized premiums, discounts and fair value adjustments, net	3	5
	2,157	1,687
Southern Union Debt
7.6% Senior Notes due February 1, 2024	360	—
8.25% Senior Notes due November 14, 2029	300	—
7.2% Junior Subordinated Notes due November 1, 2066	600	—
Southern Union Revolving Credit Facility	210	—
Other	7	—
Unamortized premiums, discounts and fair value adjustments, net	49	—
	1,526	—
Sunoco Debt
4.875% Senior Notes due October 15, 2014	250	—
9.625% Senior Notes due April 15, 2015	250	—
5.75% Senior Notes due January 15, 2017	400	—
9.00% Debentures due November 1, 2024	65	—
Other	25	—
Unamortized premiums, discounts and fair value adjustments, net	104	—
	1,094	—
Sunoco Logistics Debt
8.75% Senior Notes due February 15, 2014	175	—
6.125% Senior Notes due May 15, 2016	175	—
5.50% Senior Notes due February 15, 2020	250	—
4.65% Senior Notes due February 15, 2022	300	—
6.85% Senior Notes due February 15, 2040	250	—
6.10% Senior Notes due February 15, 2042	300	—
Sunoco Logistics $200 million Revolving Credit Facility due August 21, 2013	26	—
Sunoco Logistics $35 million Revolving Credit Facility due April 30, 2015	20	—
Sunoco Logistics $350 million Revolving Credit Facility due August 22, 2016	93	—
Unamortized premiums, discounts and fair value adjustments, net	143	—
	1,732	—

Transwestern Debt
5.39% Senior Notes due November 17, 2014	88	88
5.54% Senior Notes due November 17, 2016	125	125
5.64% Senior Notes due May 24, 2017	82	82
5.36% Senior Notes due December 9, 2020	175	175
5.89% Senior Notes due May 24, 2022	150	150
5.66% Senior Notes due December 9, 2024	175	175
6.16% Senior Notes due May 24, 2037	75	75
Unamortized premiums, discounts and fair value adjustments, net	(1)	(1)
	869	869
	22,053	11,371
Current maturities	(613)	(424)
	$21,440	$10,947
The following table reflects future maturities of long-term debt for each of the next five years and thereafter. These amounts exclude $386 million in unamortized premiums and fair value adjustments, net:

2013	$613
2014	1,003
2015	1,540
2016	2,073
2017	3,184
Thereafter	13,254
Total	$21,667

Long-term debt reflected on our consolidated balance sheets includes fair value adjustments related to interest rate swaps, which represent fair value adjustments that had been recorded in connection with fair value hedge accounting prior to the termination of the interest rate swap.
ETP as Co-Obligor of Sunoco Debt
In connection with the Sunoco Merger and Holdco Transaction, ETP became a co-obligor on approximately $965 million of aggregate principal amount of Sunoco’s existing senior notes and debentures.
Senior Notes
ETE Senior Notes
We used the net proceeds from our Senior Secured Term Loan, along with proceeds received from ETP in the Citrus Acquisition, to fund the cash portion of the Southern Union Merger and pay related fees and expenses, including existing borrowings under our revolving credit facility and for general partnership purposes.
Borrowings bear interest at either the Eurodollar rate plus an applicable margin or the alternative base rate plus an applicable margin. The alternative base rate used to calculate interest on base rate loans will be calculated using the greater of a prime rate, a federal funds effective rate plus 0.50%, and an adjusted one-month LIBOR rate plus 1.00%. The applicable margins are 3.0% for Eurodollar loans and from 2.0% for base rate loans. The effective interest rate on the amount outstanding as of December 31, 2012 was 3.75%.
The ETE Senior Notes are unsecured obligations of ETE and the obligation to repay the ETE Senior Notes is not guaranteed by any of ETE’s subsidiaries, including ETP, Regency, and their respective subsidiaries. The indebtedness of ETP and Regency and their respective subsidiaries effectively ranks senior to the ETE Senior Notes.
Southern Union Junior Subordinated Notes
Southern Union has interest rate swap agreements that effectively fix the interest rate applicable to the floating rate on $525 million of the $600 million Junior Subordinated Notes due 2066. The interest rate on the remaining notes is a variable rate based upon the three-month LIBOR rate plus 3.0175%. The balance of the variable rate portion of the Junior Subordinated Notes was $75 million at an effective interest rate of 3.32% at December 31, 2012.
Panhandle Term Loans
In February 2012, Southern Union refinanced LNG Holdings’ $455 million term loan due March 2012 with an unsecured three-year term loan facility due February 23, 2015, with LNG Holdings as borrower and PEPL and Trunkline LNG as guarantors and a floating interest rate tied to LIBOR plus a margin based on the rating of PEPL’s senior unsecured debt. The effective interest rate of PEPL’s term loan was 1.84% at December 31, 2012.
Bridge Term Loan Facility
Upon obtaining permanent financing for the Southern Union Merger in March 2012, we terminated the 364-day Bridge Term Loan Facility. For the year ended December 31, 2012, bridge loan related fees reflects the recognition of $62 million of commitment fees upon termination of the facility.
ETP Senior Notes
The ETP Senior Notes are unsecured obligations of ETP and the obligation of ETP to repay the ETP Senior Notes is not guaranteed by us or any of ETP’s subsidiaries. The ETP Senior Notes effectively rank junior to all indebtedness and other liabilities of ETP’s existing and future subsidiaries. The balance is payable upon maturity. Interest on the ETP Senior Notes is paid semi-annually.
January 2013 Senior Notes Offering
In January 2013, ETP completed a public offering of $800 million aggregate principal amount of our 3.6% Senior Notes due February 1, 2023 and $450 million aggregate principal amount of its 5.15% Senior Notes due February 1, 2043. ETP used the net proceeds of approximately $1.24 billion from this offering to repay borrowings outstanding under its revolving credit facility and for general partnership purposes.
In addition, in January 2013, Sunoco Logistics issued $350 million of 3.45% Senior Notes and $350 million of 4.95% Senior Notes (the “2023 and 2043 Senior Notes”), due January 2023 and January 2043, respectively. The terms and conditions of the 2023 and 2043 Senior Notes are comparable to those under Sunoco Logistics’ existing Senior Notes. The net proceeds of $691 million from the 2023 and 2043 Senior Notes were used to pay outstanding borrowings under the $350 million and $200 million Sunoco Logistics Credit Facilities and for general partnership purposes.
Transwestern Senior Notes
The Transwestern Pipeline Company, LLC (“Transwestern”) notes are payable at any time in whole or pro rata in part, subject to a premium or upon a change of control event or an event of default, as defined. The balance is payable upon maturity. Interest is payable semi-annually.
Regency Senior Notes
The Regency Senior Notes are unsecured obligations of Regency and the obligation of Regency to repay the Regency Senior Notes is not guaranteed by us or any of Regency’s subsidiaries. The Regency Senior Notes effectively rank junior to all indebtedness and other liabilities of Regency’s existing and future subsidiaries. Interest is payable semi-annually.
Revolving Credit Facilities
ETE Senior Secured Credit Facility
The Parent Company has a $200 million five-year senior secured revolving credit facility (the “Parent Company Credit Agreement”) available through September 20, 2015. Under the Parent Company Credit Agreement, the obligations of ETE are secured by all tangible and intangible assets of ETE and certain of its subsidiaries, including (i) its ownership of ETP Common Units; (ii) ETE’s equity interest in ETP LLC and ETP GP, through which ETE holds the IDRs in ETP; (iii) the Common Units of Regency; and (iv) ETE’s equity interest in Regency GP LLC and Regency GP LP, through which ETE holds the IDRs in Regency.
Borrowings bear interest, at ETE’s option, at either the Eurodollar rate plus an applicable margin or the alternative base rate. The alternative base rate used to calculate interest on base rate loans will be calculated using the greater of a prime rate, a federal funds effective rate plus 0.50%, and an adjusted one-month LIBOR rate plus 1.00%. The applicable margins are based upon ETE’s leverage ratio and range from 2.75% to 3.75% for Eurodollar loans and from 1.75% to 2.75% for base rate loans. The commitment fee payable on the unused portion of the Parent Company Credit Agreement is based on ETE’s leverage ratio and ranges from 0.50% to 0.75%.
In connection with the Parent Company Credit Agreement, ETE and certain of its subsidiaries entered into a Pledge and Security Agreement (the “Security Agreement”) with Credit Suisse AG, Cayman Islands Branch, as collateral agent (the “Collateral Agent”). The Security Agreement secures all of ETE’s obligations under the Parent Company Credit Agreement and grants to the Collateral Agent a continuing first priority lien on, and security interest in, all of ETE’s and the other grantors’ tangible and intangible assets.
As of December 31, 2012, we had a balance of $60 million outstanding under the Parent Company Credit Agreement and the amount available for future borrowings was $140 million. The weighted average interest rate on the total amount outstanding as of December 31, 2012 was 4.06%.
ETP Credit Facility
The indebtedness under the ETP Credit Facility is unsecured and not guaranteed by any of ETP’s subsidiaries and has equal rights to holders of our current and future unsecured debt. The indebtedness under the ETP Credit Facility has the same priority of payment as ETP’s other current and future unsecured debt.
On October 27, 2011, ETP amended and restated the ETP Credit Facility to, among other things, (i) allow for borrowings of up to $2.5 billion; (ii) extend the maturity date from July 20, 2012 to October 27, 2016 (which may be extended by one year with lender approval); (iii) allow for an increase in the size of the credit facility to $3.75 billion (subject to obtaining lender commitments for the additional borrowing capacity); and (iv) to adjust the interest rates and commitment fees to current market terms. Following this amendment and based on our current ratings, the interest margin for LIBOR rate loans is 1.50% and the commitment fee for unused borrowing capacity is 0.25%.
ETP used approximately $2.0 billion of Sunoco’s cash on hand to partially fund the cash portion of the Sunoco Merger consideration. The remainder of the cash portion of the merger consideration, approximately $620 million, was funded with borrowings under the ETP Credit Facility.
As of December 31, 2012, ETP had a balance of $1.40 billion outstanding under the ETP Credit Facility and, taking into account letters of credit of approximately $72 million, $1.03 billion available for future borrowings. The weighted average interest rate on the total amount outstanding as of December 31, 2012 was 1.71%.
Regency Credit Facility
The Regency Credit Facility has aggregate revolving commitments of $1.15 billion, with $200 million of availability for letters of credit that matures June 15, 2014. As of December 31, 2012, Regency had a balance of $192 million outstanding under the Regency Credit Facility in revolving credit loans and approximately $12 million in letters of credit. The total amount available under the Regency Credit Facility, as of December 31, 2012, which is reduced by any letters of credit, was approximately $946 million. The weighted average interest rate on the total amount outstanding as of December 31, 2012 was 2.93%.
The outstanding balance of revolving loans under the Regency Credit Facility bears interest at LIBOR plus a margin or an alternate base rate. The alternate base rate used to calculate interest on base rate loans will be calculated using the greater of a base rate, a federal funds effective rate plus 0.50% and an adjusted one-month LIBOR rate plus 1.0%. The applicable margin ranges from 1.50% to 2.25% for base rate loans and 2.50% to 3.25% for Eurodollar loans.
Regency pays (i) a commitment fee ranging between 0.375% and 0.50% per annum for the unused portion of the revolving loan commitments; (ii) a participation fee for each revolving lender participating in letters of credit ranging between 2.50% and 3.25% per annum of the average daily amount of such lender’s letter of credit exposure and; (iii) a fronting fee to the issuing bank of letters of credit equal to 0.125% per annum of the average daily amount of its letter of credit exposure. In December 2011, Regency amended its credit facility to allow for additional investments in its joint ventures.
Southern Union Credit Facility
The Southern Union Credit Facility provides for a $700 million revolving credit facility which matures on May 20, 2016. Borrowings under the Southern Union Credit Facility are available for working capital, other general company purposes and letter of credit requirements. The interest rate and commitment fee under the Southern Union Credit Facility are calculated using a pricing grid, which is based on the credit ratings for Southern Union’s senior unsecured notes. The weighted average interest rate on the total amount outstanding as of December 31, 2012 was 1.84%.
On August 10, 2012, Southern Union entered into a First Amendment of the Southern Union Credit Facility. The amendment provides for, among other things, (i) a revision to the change of control definition to permit equity ownership of Southern Union by ETP or any direct subsidiaries of ETP in addition to ETE or any direct or indirect subsidiary of ETE; and (ii) a waiver of any potential default that may result from the Holdco Transaction.
Sunoco Logistics Credit Facilities
Sunoco Logistics maintains two credit facilities to fund the Partnership’s working capital requirements, finance acquisitions and capital projects and for general partnership purposes. The credit facilities consist of a $350 million unsecured credit facility which expires in August 2016 (the “$350 million Credit Facility”) and a $200 million unsecured credit facility which expires in August 2013 (the “$200 million Credit Facility”). Outstanding borrowings under $350 million Credit Facility and $200 million Credit Facility were $93 million and $26 million, respectively, at December 31, 2012.
In May 2012, Sunoco Logistics’ West Texas Gulf entered into a $35 million revolving credit facility (the “$35 million Credit Facility”) which expires in April 2015. The facility is available to fund West Texas Gulf’s general corporate purposes including working capital and capital expenditures. Outstanding borrowings under this credit facility were $20 million at December 31, 2012.
Covenants Related to Our Credit Agreements
Covenants Related to the Parent Company
The Parent Company Credit Agreement contains customary representations, warranties and covenants, including financial covenants regarding a maximum leverage ratio, a maximum consolidated leverage ratio, a minimum fixed charge coverage ratio and a minimum loan to value ratio. In addition, the Parent Company Credit Agreement contains customary events of default, including, but not limited to, (i) default for failure to pay the principal on any loan or any reimbursement obligation with respect to any letter of credit when due and payable, (ii) failure to duly observe, perform or comply with certain specified covenants, (iii) a representation or warranty made in connection with any loan document proves to have been false or incorrect in any material respect on any date on or as of which made, and (iv) the occurrence of a change of control.
The Parent Company Senior Secured Revolving Credit Facility contains financial covenants as follows:

•
Maximum Leverage Ratio – Consolidated Funded Debt of the Parent Company (as defined) to Consolidated EBITDA (as defined in the agreements) of the Parent Company of not more than 4.5 to 1, with a permitted increase to 5 to 1 during a specified acquisition period extending for two fiscal quarters following the close of a specified acquisition;

•	Maximum Consolidated Leverage Ratio – Consolidated Funded Debt of the Parent Company, ETP and Regency to Consolidated EBITDA of ETP and Regency of not more than 5.5 to 1;

•	Fixed Charge Coverage Ratio of not less than 3 to 1; and

•	Value to Loan Ratio of not less than 2 to 1.
Covenants Related to ETP
The agreements relating to the ETP Senior Notes contain restrictive covenants customary for an issuer with an investment-grade rating from the rating agencies, which covenants include limitations on liens and a restriction on sale-leaseback transactions.
The credit agreement relating to the ETP Credit Facility contains covenants that limit (subject to certain exceptions) the ETP’s and certain of the ETP’s subsidiaries’ ability to, among other things:

•	incur indebtedness;

•	grant liens;

•	enter into mergers;

•	dispose of assets;

•	make certain investments;

•	make Distributions (as defined in such credit agreement) during certain Defaults (as defined in such credit agreement) and during any Event of Default (as defined in such credit agreement);

•	engage in business substantially different in nature than the business currently conducted by ETP and its subsidiaries;

•	engage in transactions with affiliates; and

•	enter into restrictive agreements.
The credit agreement relating to the ETP Credit Facility also contains a financial covenant that provides that the Leverage Ratio, as defined in the ETP Credit Facility, shall not exceed 5 to 1 as of the end of each quarter, with a permitted increase to 5.5 to 1 during a Specified Acquisition Period, as defined in the ETP Credit Facility.
The agreements relating to the Transwestern senior notes contain certain restrictions that, among other things, limit the incurrence of additional debt, the sale of assets and the payment of dividends and specify a maximum debt to capitalization ratio.
Covenants Related to Regency
The Regency Senior Notes contain various covenants that limit, among other things, Regency’s ability, and the ability of certain of its subsidiaries, to:

•	incur additional indebtedness;

•	pay distributions on, or repurchase or redeem equity interests;

•	make certain investments;

•	incur liens;

•	enter into certain types of transactions with affiliates; and

•	sell assets, consolidate or merge with or into other companies.
If the Regency Senior Notes achieve investment grade ratings by both Moody’s and S&P and no default or event of default has occurred and is continuing, Regency will no longer be subject to many of the foregoing covenants. The Regency Credit Facility contains the following financial covenants:

•	Regency’s consolidated EBITDA ratio for any preceding four fiscal quarter period, as defined in the credit agreement governing the Regency Credit Facility, must not exceed 5.25 to 1.

•	Regency’s consolidated EBITDA to consolidated interest expense, as defined in the credit agreement governing the Regency Credit Facility, must be greater than 2.75 to 1.

•	Regency’s consolidated senior secured leverage ratio for any preceding four fiscal quarter period, as defined in the credit agreement governing the Regency Credit Facility, must not exceed 3 to 1.
The Regency Credit Facility also contains various covenants that limit, among other things, the ability of Regency and RGS to:

•	incur indebtedness;

•	grant liens;

•	enter into sale and leaseback transactions;

•	make certain investments, loans and advances;

•	dissolve or enter into a merger or consolidation;

•	enter into asset sales or make acquisitions;

•	enter into transactions with affiliates;

•	prepay other indebtedness or amend organizational documents or transaction documents (as defined in the credit agreement governing the Regency Credit Facility);

•	issue capital stock or create subsidiaries; or

•	engage in any business other than those businesses in which it was engaged at the time of the effectiveness of the Regency Credit Facility or reasonable extensions thereof.
Covenants Related to Southern Union
Southern Union is not party to any lending agreement that would accelerate the maturity date of any obligation due to a failure to maintain any specific credit rating, nor would a reduction in any credit rating, by itself, cause an event of default under any of Southern Union’s lending agreements. Financial covenants exist in certain of the Southern Union’s debt agreements. A failure by Southern Union to satisfy any such covenant would give rise to an event of default under the associated debt, which could become immediately due and payable if Southern Union did not cure such default within any permitted cure period or if Southern Union did not obtain amendments, consents or waivers from its lenders with respect to such covenants.
Southern Union’s restrictive covenants include restrictions on debt levels, restrictions on liens securing debt and guarantees, restrictions on mergers and on the sales of assets, capitalization requirements, dividend restrictions, cross default and cross-acceleration and prepayment of debt provisions. A breach of any of these covenants could result in acceleration of Southern Union’s debt and other financial obligations and that of its subsidiaries. Under the current credit agreements, the financial covenants are as follows:

•
Under the Southern Union Credit Facility, the ratio of consolidated funded debt to consolidated earnings before interest, taxes, depreciation and amortization, as defined therein, cannot exceed 5.25 times through December 31, 2012 and 5.00 times thereafter;

•
Under the Southern Union Credit Facility, in the event Southern Union’s credit rating falls below investment grade, the ratio of consolidated earnings before interest, taxes, depreciation and amortization to consolidated interest expense, as defined therein, cannot be less than 2.00 times;

•
Under LNG Holding’s $455 million term loan, the ratio of consolidated funded debt to consolidated earnings before interest, taxes, depreciation and amortization, as defined therein, for Panhandle cannot exceed 5.00 times.

In addition to the above financial covenants, Southern Union and/or its subsidiaries are subject to certain additional restrictions and covenants. These restrictions and covenants include limitations on additional debt at some of its subsidiaries; limitations on the use of proceeds from borrowing at some of its subsidiaries; limitations, in some cases, on transactions with its affiliates; limitations on the incurrence of liens; potential limitations on the abilities of some of its subsidiaries to declare and pay dividends and potential limitations on some of its subsidiaries to participate in Southern Union’s cash management program; and limitations on Southern Union’s ability to prepay debt.
Covenants Related to Sunoco Logistics
Sunoco Logistics’ $350 and $200 million Credit Facilities contain various covenants limiting the Partnership’s ability to incur indebtedness; grant certain liens; make certain loans, acquisitions and investments; make any material change to the nature of its business; or enter into a merger or sale of assets, including the sale or transfer of interests in the Operating Partnership’s subsidiaries. The credit facilities also limit Sunoco Logistics, on a rolling four-quarter basis, to a maximum total consolidated debt to consolidated EBITDA ratio, as defined in the underlying credit agreements, of 5.0 to 1, which can generally be increased to 5.5 to 1 during an acquisition period.
Sunoco Logistics’ $35 million Credit Facility limits West Texas Gulf, on a rolling four-quarter basis, to a minimum fixed charge coverage ratio, as defined in the underlying credit agreement. The ratio for the fiscal quarter ending December 31, 2012 shall not be less than 1.00 to 1. The minimum ratio fluctuates between 0.80 to 1 and 1.00 to 1 throughout the term of the revolver as specified in the credit agreement. In addition, the credit facility limits West Texas Gulf to a maximum leverage ratio of 2.00 to 1.
Compliance With Our Covenants
Failure to comply with the various restrictive and affirmative covenants of our revolving credit facilities and note agreements could require us or our subsidiaries to pay debt balances prior to scheduled maturity and could negatively impact the subsidiaries ability to incur additional debt and/or our ability to pay distributions.
We and our subsidiaries are required to assess compliance quarterly and were in compliance with all requirements, tests, limitations, and covenants related to our debt agreements as of December 31, 2012.